EXHIBIT 99.5


                       SETTLEMENT AND AMENDMENT AGREEMENT

                          MADE AS OF SEPTEMBER 6, 2002

                                     BETWEEN

                             HEWLETT-PACKARD COMPANY

                                       AND

                             SMARTSERV ONLINE, INC.

                           HP - SMARTSERV CONFIDENTIAL

                       SETTLEMENT AND AMENDMENT AGREEMENT

         This SETTLEMENT AND AMENDMENT AGREEMENT (this "Agreement") is entered into between Hewlett-Packard Company, a Delaware corporation ("HP") , and SmartServ Online, Inc., a Delaware corporation (the "Company") , as of September 6,2002, with reference to the following facts:

                                    RECITALS

         A. The Company and HP have entered into (i) that Agreement dated as of September 28, 2000, as amended (the (ii) that certain Convertible Secured U. S. $20,000,000 Promissory Note dated September 28, 2000, made by the Company in favor of HP, as amended (the "Note"). The Purchase Agreement, the Note, together with any other documents executed in connection therewith shall be referred to in this Agreement as the "Transaction Documents." Pursuant to the terms of the Note, HP has extended to the Company certain financial accommodations, and the Company has agreed to repay HP subject to the terms thereof. Unless otherwise defined herein, capitalized terms used but not otherwise defined herein shall have the respective meanings given to each such term in the Note.

         B. As of the date hereof the Company has failed to make certain payments under the Note. As a result of such failure, an Event of Default has occurred and is continuing under the Note. Such Default is subject to a Forbearance Letter Agreement dated July 8, 2002, as amended.

         C. As of September 6, 2002, the Company is indebted to HP under the
Note in the principal amount of $6,722,752.68 and accrued and unpaid interest in the amount of $322,076.04, which equals the aggregate amount of $7,044,828.72.

         D. The Company and HP have decided to restructure the Note on the terms set forth below.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Current Principal Amount Under Note. As of the date hereof, the Company acknowledges and agrees that $6,722,752.68 principal is outstanding under the Note, together with accrued, unpaid interest as of September 6, 2002 in the amount of $322,076.04.

            2. Return of Certain Equipment Collateral under the Note. On or before the Effective Date, the Company will return the equipment listed o the attached EXHIBIT A (the "Returned Equipment") to HP. The Company agrees and acknowledges that the return of the Returned Equipment is in partial satisfaction of the Obligations under the Note, prior to the reduction specified in Section 3 of this Agreement pursuant to Section 9620 of the UCC. HP has agreed to reduce the Obligations under the Note by $105,000.00 in connection with the turn of the return of the Returned Equipment such that upon the return of the Returned Equipment the outstanding principal amount under the Note shall be $6,617,752.68.

            3. Reduction in Principal Amount. On the Effective Date, HP shall forgive $5,939,828.72 in principal and interest under the Note, and the remaining outstanding balance under the Note shall be $1,000,000.

            4. Warrant.

               a. On the Effective Date, the Company will grant to HP a warrant to purchase up to 50,000 shares of the Company's common stock (the "Warrant") , at a price per share equal to 110% of the average closing bid price of the Company's common stock on the five trading days prior to the Effective Date (the "Warrant Shares") . The Warrant is attached hereto as EXHIBIT B.

               b. Registration. Warrant Shares received by HP upon conversion of the Warrant shall be registered and fully tradable, pursuant to a Registration Statement to be filed by the Company as soon as possible after the Effective Date. The Company shall also do any and all other acts and things which may be reasonable or advisable to enable HP to consummate the disposition of Warrant Shares in such states and the District of Columbia as HP may request in its sole discretion. Upon the effective date of any registration, the Company shall, upon written request from HP, deliver to HP an opinion of counsel, in form and substance satisfactory to HP, stating, among other things, that the Warrant Shares so registered are subject to an effective registration statement and are freely tradable subject to compliance by HP or its broker with any prospectus delivery requirements.

            5. Amendment of the Note. As of the Effective Date, the Note shall be amended as follows:

               a. Definitions. The definitions of the following terms hereby are substituted in lieu of the corresponding definitions contained in Section 1 of the Note:

                  "Maturity Date" shall mean February 28, 2003.

                  "Transaction Documents" shall mean the Note, the Note Purchase Agreement, the Registration Rights Agreement, and the UCC-1 financing statements and any other documents executed in connection with this Note, in each case, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms of that certain Settlement and Amendment Agreement dated as of September 6, 2002 between the Company and HP.

               b. Loans. Section 2(a) of the Note is hereby deleted in its entirety and replaced as follows:

                  This Note shall evidence the Company's obligations to repay the Loans outstanding hereunder pursuant to Section 2(b) of this Note, in a principal amount of $1,000,000.

               c. Payments of Principal and Interest. Section 2(b) of the Note is hereby deleted in its entirety and replaced as follows:

                  All principal, unpaid interest and other amounts due shall be payable on the Maturity Date. Interest shall accrue on the Loans from the date of amendment of this Note, pursuant to that certain Settlement and Amendment Agreement dated as of September 6, 2002 between the Company and HP (the "Settlement Agreement") , at a rate per annum equal to eleven percent (11%) . Upon the occurrence and during the continuance of an Event of Default interest shall accrue on the unpaid balance at a rate per annum equal to twelve and one half percent (12.5%) . Principal and Interest shall be payable by wire transfer in accordance with the wire transfer instructions set forth in EXHIBIT C attached to the Settlement Agreement, as follows: (i) $500,000 on or before September 6, 2002, (ii) $200,000 plus accrued interest on or before December 31, 2002,
                  (iii) $200,000 plus accrued interest on or before January 28, 2003, and (iv) $100,000 plus accrued interest on or before February 27, 2003. Interest shall accrue on all outstanding interest that has not yet been paid when due. Unpaid accrued interest shall be added to the principal balance hereunder on a monthly basis. Interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

            6. Company Representations and Warranties. The Company represents and warrants to HP as follows:

               a. Due Incorporation, Qualification, etc. The Company is (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole. The name of the Company as set forth in the preamble to this Agreement is the same as set forth in the Articles of Incorporation of the Company.

               b. Capitalization. The Company's total authorized and issued capitalization is as set forth on the Disclosure Schedule delivered as of the date hereof and attached hereto as EXHIBIT D (the "Disclosure Schedule") . All of the outstanding equity securities of the Company have been duly authorized and are validly issued, fully paid and nonassessable. Except as expressly referenced in the Disclosure Schedule, there are as of the date hereof, no options, warrants or rights to purchase equity securities authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its equity securities. The Disclosure Schedule sets forth with respect to such options, warrants and other rights, the grant date, vesting schedule, terms and exercise period thereof; provided, that to the extent such options, warrants or other rights are granted pursuant to an employee stock option plan, the Disclosure Schedule shall set forth the number of shares issuable under such employee stock option plan and the general terms of the rights provided to employees, rather than the details relating to each employee participating in such employee stock option plan. To the extent the Company is privately held, the Disclosure Schedule sets forth a list of the holders of record of the issued and outstanding shares of the Company's equity securities. Except as expressly referenced in the Disclosure Schedule, there are no restrictions on the transfer of equity securities of the Company, other than those imposed by the Company's Articles of Incorporation and Bylaws as of the date hereof, or relevant state and federal securities laws, and no holder of any equity security of the Company is entitled to preemptive or similar statutory or contractual rights. All outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. Provided, however, that those securities which may have been issued by the Company in connection with a private placement, have been issued in compliance with all applicable federal and state securities laws, subject to the accuracy of the representations received by the Company from certain purchasers of such securities. Except as expressly referenced in the Disclosure Schedule, no person or entity has the right to demand or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") , relating to any equity securities of the Company presently outstanding or that may be subsequently issued, or any right to participate in any registration statement.

               c. Authority; Enforceability. The Company has the requisite corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby including, without limiting the generality of the foregoing, to issue the Warrant. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby, including, without limiting the generality of the foregoing, issuance of the Warrant, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered and constitutes a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally.

               d. Non-Contravention. The execution and delivery by the Company of this Agreement, and the performance and consummation of the transactions contemplated hereby do not and will not (i) violate the Articles of Incorporation or Bylaws of the Company or any judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both) , any mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound, or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company (other than any lien in favor of HP) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business operations, or any of its assets or properties.

               e. Securities Law Compliance. The offer, sale, and issuance of the Warrant to HP in conformity with this Agreement, including, without limitation, the issuance to HP of the Warrant Shares upon exercise of the Warrant, constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act and all applicable state securities laws.

               f. Approvals. Other than in connection with the filing of a Registration Statement contemplated in paragraph 4b. above, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority or other person or entity (including without limitation the shareholders any person or entity) is required in connection with the execution and delivery by the Company of this Agreement, and the performance and consummation by the Company of the transactions contemplated hereby.

               g. Collateral. The Company is the owner of or has a valid interest in the Collateral, as defined in the Note, and no other person has right, title, claim, or interest (by way of lien or otherwise) in, against or to the Collateral other than Permitted Liens. HP's security interest under the Note is a first priority security interest in the Collateral. There are no entities with a security interest senior to that of HP with respect to the Collateral.

            7. HP Representations and Warranties. HP represents and warrants to the Company as follows:

               a. Due Incorporation. HP is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware.

               b. Corporate Power; Due Authorization; Non-Contravention. HP has the requisite corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by HP and the consummation of the transactions contemplated hereby have been, or will be prior to the date hereof, duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by HP and constitutes, a legal, valid, and binding obligation of HP and is enforceable against HP in accordance with its terms except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement will not conflict with or violate any law, rule or regulation to which HP is subject.

               c. Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority or other person or entity (including without limitation the shareholders of any person or entity) is required in connection with the execution and delivery by HP of this Agreement, and the performance and consummation by HP of the transactions contemplated hereby.

               d. Accredited Investor Status. HP is currently, and on each date on which it exercises the Warrant, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. HP is acquiring the Warrant, and upon exercise, the Warrant Shares, for its own investment purposes only and not with a view to distribute or resell such Warrant or Warrant Shares.

            8. Continuing Rights and Obligations. From and after the Effective Date, each of the Company and HP acknowledge that it will retain all of its respective rights, and perform all of its respective duties and obligations under this Agreement, the Note as amended hereby, the Note Purchase Agreement, the other Transaction Documents, and any other documents relating to HP's rights as a shareholder of the Company, including the Company's articles of incorporation and bylaws, in each case, as such may be amended from time to time, and any other agreement between the Company and HP, all of which shall remain in full force and effect.

            9. Conditions to Effectiveness. The effectiveness of the terms and provisions of this Agreement is subject to satisfaction of each of the following conditions on or before September l0, 2002 (the date upon which all such conditions (collectively the "Closing Conditions") have been satisfied the "Effective Date"):

               a. Receipt by HP of a $500,000 payment, by wire transfer in immediately available funds, which payment shall be applied to the Obligations under the Note;

               b. Receipt by HP and the Company of a copy of this Agreement duly executed by HP and the Company;

               c. Receipt by HP of the Returned Equipment;

               d. Receipt by HP of the Disclosure Schedule in the form of EXHIBIT D attached hereto;

               e. Receipt by HP of the Warrant in the firm of EXHIBIT B attached hereto;

               f. Receipt by HP of an Opinion of Counsel in the form attached hereto as EXHIBIT E;

               g. Receipt by HP of a certificate executed by a duly authorized officer of the Company, with respect to the satisfaction of the Closing Conditions; and attaching a copy of the Articles of Incorporation of the Company, certified as of a recent date prior to the date of the certificate by the Secretary of State of Delaware; a Certificate of Good Standing with respect to the Company, certified as of a recent date prior to the date of the certificate by the Secretary of State of Delaware (the "Officer's Certificate"); and

               h. Receipt by HP of a certificate of the Secretary of the Company, certifying that (i) the Articles of Incorporation of the Company, delivered to HP pursuant to the terms hereof, are in full force and effect and have not been amended, supplemented, revoked or repealed since the date of such certification; (ii) attached thereto is a true and correct copy of the Bylaws of the Company as in effect on the date hereof; (iii) attached thereto is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby;
(iv) there are no proceedings for the dissolution or liquidation of the Company that have commenced or, to the knowledge of the Company, been threatened; and
(v) a specimen signature of each officer of the Company who has executed or will execute this Agreement, or any other document required under this Agreement is included in this certificate, and each such officer was duly elected, qualified, and incumbent as of the date such officer executed such document or documents (the "Secretary's Certificate") .

            10. Miscellaneous.

               a. Counterparts. This Agreement may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               b. Choice of Law; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws. HP and the Company each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, whether the claims raised in such proceeding are based on contract, tort, or otherwise.

               c. Entire Agreement. This Agreement together with the Transaction Documents, as amended hereby, constitutes the full an entire understanding and agreement between the parties with regard to the subject matter hereof.

               d. Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               e. Recitals. The parties hereto confirm accuracy of the recitals hereto, which recitals are hereby incorporated herein and deemed a material part of this Agreement.

               f. References to Agreements. Upon the Effective Date, (a) each reference in any Transaction Document shall mean and be a reference to such agreement as amended by this Agreement, and (b) each reference in any other Transaction Document shall mean and be a reference to such agreement as amended by this Agreement.

               g. Conflict of Terms. In the event of an inconsistency between the provisions of this Agreement and any Transaction Document, the terms and provisions of this Agreement shall govern and control.

               h. No Novation. Except as expressly provided in this Agreement, the execution, delivery, and effectiveness of this Agreement shall not (i) limit, impair, constitute a waiver of, otherwise affect any right, power, or remedy of HP under any the Transaction Documents, (ii) constitute a waiver of any provision in any of the Transaction Documents, or (iii) alter, modify, or amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in any of the Transaction Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               i. Expenses. Each party shall bear and pay its own legal fees in connection with the negotiation and execution of this Agreement.

               j. Confidentiality. This Agreement be subject to the terms and conditions of the confidentiality provisions contained in Section 6 of the Note Purchase Agreement.

               k. Successors and Assigns. The rights and obligations of the Company and HP under this Agreement shall be binding upon and benefit the successors, assigns, heirs and administrators and transferees of the parties. The Company shall not be entitled to assign, transfer or delegate any of its rights, obligations, or liabilities hereunder without the prior written consent of HP.

               l. Waivers and Amendments. No provision of this Agreement may be amended or modified without the written consent of the Company and HP. HP shall not be deemed, by any act or omission, to have waived any of its rights or remedies under this Agreement unless such waiver is in writing and signed by HP and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of HP in exercising any right, whether before or after a default, shall impair any such right or shall be construed to be a waiver of any right or default.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

HEWLETT-PACKARD COMPANY

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

SMARTSERV ONLINE, INC.

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------